UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2033	KHC33	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 14, 2026, The Kraft Heinz Company (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the matters properly submitted to a stockholder vote at the Annual Meeting are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 10 nominees to serve as a director of the Company for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
John T. Cahill	860,498,190	38,493,016	1,000,999	117,137,683
Steve Cahillane	893,010,533	6,061,532	920,140	117,137,683
Humberto P. Alfonso	892,663,282	6,264,744	1,064,179	117,137,683
L. Kevin Cox	886,706,622	12,208,751	1,076,832	117,137,683
Lori Dickerson Fouché	885,426,505	13,099,794	1,465,906	117,137,683
Diane Gherson	880,937,109	18,029,416	1,025,680	117,137,683
Mary Lou Kelley	893,922,646	5,049,489	1,020,070	117,137,683
Elio Leoni Sceti	893,280,682	5,771,091	940,432	117,137,683
Tony Palmer	892,101,258	6,832,839	1,058,108	117,137,683
John C. Pope	872,114,856	26,922,158	955,191	117,137,683

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
846,476,891	51,123,740	2,391,574	117,137,683

Item 3. Approval of The Kraft Heinz Company Amended and Restated 2020 Omnibus Incentive Plan (the “2026 Plan”). Stockholders approved the 2026 Plan as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
875,403,742	22,377,915	2,210,548	117,137,683

Item 4. Ratification of the Selection of PricewaterhouseCoopers LLP. Stockholders approved the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2026 as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
955,089,151	60,577,107	1,463,630	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 19, 2026	By:	/s/ Angel Willis
Angel Willis
Executive Vice President, Global General Counsel and Corporate Affairs Officer

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